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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): July 14, 1999

                         South Street Financial Corp.
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     North Carolina                   0-21083                    56-1973261
------------------------------      -----------              ------------------
(State or other jurisdiction        (Commission              (IRS Employer
  of incorporation)                 File Number)             Identification No.)



                             155 West South Street
                        Albemarle, North Carolina 28001
                        -------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (704) 982-9184


                                       N/A
           --------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

       On June 14, 1999, the Board of Directors of South Street Financial Corp. (the "Registrant") authorized management to repurchase up to 10% of the 3,787,848 shares of the Registrant's common stock that currently are issued and outstanding subject to regulatory approval. On July 14, 1999, the Registrant received approval for the proposed repurchase from the Administrator of the Savings Institutions Division of the North Carolina Department of Commerce. Any repurchase will be made pursuant to the Registrant's stock repurchase plan. To date, the Registrant has repurchased 888,508 shares of its issued and outstanding common stock pursuant to its stock repurchase plan. The Board's action will allow management to make repurchases of up to 378,784 shares, without further Board approval, when stock repurchases are deemed prudent.
Stock repurchases will be made in accordance with Rule 10b-18(b) of the Regulations issued under the Securities Exchange Act of 1934.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOUTH STREET FINANCIAL CORP.


Date: July 16, 1999                 By: /s/ Carl M. Hill
                                        --------------------------------
                                            Carl M. Hill, President and
                                            Chief Executive Officer

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